Exhibit 99.2

The 2011 GHS Conference San Francisco July18th, 2011

Forward Looking Statements NYSE: HNR www.harvestnr.com 2 Cautionary Statements: Certain statements in this presentation are forward-looking and are based upon Harvest's current belief as to the outcome and timing of future events. All statements other than statements of historical facts including planned capital expenditures, increases in oil and gas production, Harvest's outlook on oil and gas prices, estimates of oil and gas reserves, business strategy and other plans, estimates, projections, and objectives for future operations, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include Harvest's concentration of assets in Venezuela; timing and extent of changes in commodity prices for oil and gas; political and economic risks associated with international operations; and other risk factors as described in Harvest's Annual Report on Form 10-K and other public filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Harvest's actual results and plans could differ materially from those expressed in the forward-looking statements. Harvest undertakes no obligation to publicly update or revise any forward-looking statements. Harvest may use certain terms such as resource base, prospective resources, probable reserves, possible reserves, non-proved reserves or other descriptions of volumes of reserves. These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company. Investors are urged to consider closely the disclosure in our 2010 Annual Report on Form 10-K and other public filings available from Harvest at 1177 Enclave Parkway, Houston, Texas, 77077 or from the SEC's website at www.sec.gov.

About Harvest NYSE: HNR www.harvestnr.com 3 Market Data Exchange/Ticker NYSE: HNR Market Capitalization * $ 415 MM Enterprise Value $ 482 MM Cash (31/03/2011) $ 25 MM Debt (31/03/2011) $ 92 MM Shares Outstanding 33.95 MM Institutional Ownership 72% * As of July 8th, 2011

2011 Outlook NYSE: HNR www.harvestnr.com 4 Harvest Value Created in Utah: Pay down debt Fund exploration /appraisal in Indonesia, Gabon and Oman Exposure to High Impact Exploration: Gabon oil discovery appraisal in progress Indonesia 2nd well spud - drilling ahead Oman - 1st of 2 wells planned to spud late in the year Continue to explore Strategic Alternatives to unlock further value

Antelope Sale Transaction Completed NYSE: HNR www.harvestnr.com 5 Definitive sale agreement closed with Newfield Exploration Company affiliate Effective Date: March 01, 2011 Gross Proceeds: $215 MM Estimated Net Proceeds: $205 MM Acreage Sold: 47,600 net acres in the Uinta Basin, Utah Closing Date: May 17th, 2011

Antelope Project - Reaping the Harvest NYSE: HNR www.harvestnr.com 6 Project Start: 2008 Location: Uinta Basin, Utah, USA Targets: Shallow Green River Oil, Green River/Wasatch Oil, deep tight Mesaverde Gas Return on Investment: 138% Net Sale proceeds per share: $6.12 Project Cycle Time: 3 years Project Timeline: 2010 2009 2008 Lease Position Acquired Bar F spuds Mon. Butte drilling starts Bar F oil discovery Production commences Proved up resource 2011 Sold for $215 MM

International portfolio NYSE: HNR www.harvestnr.com 7

Venezuela - Petrodelta NYSE: HNR www.harvestnr.com 8 32% Equity interest in Petrodelta Six fields, 9.1 billion barrels of oil- in-place Active Drilling Program Current production rate of 35,000 BOPD Successful Appraisal and Development Program ongoing in Temblador, Isleno and El Salto Isleno: first horizontal well drilled and producing Investment program funded by Petrodelta cash flow Operations generating solid financial performance 2010 CFO of $192 million (gross) Total 2009 Dividend declared - $19.6 million net to Harvest $9.8 mm paid, $9.8 mm pending ILM-8

Windfall Profit Tax Update

HARVEST

- **Main Changes**
  - Based on oil production *net of in-kind royalties* (formerly on gross production)
    - If royalty is paid in cash, a cap of $70/BBL is imposed on the valuation of the royalty volumes
  - A new tax rate applicable when the Venezuelan Export Basket (VEB) price is under $70/BBL
  - Slightly higher effective rates for VEB prices over $70/BBL
  - Exemptions available for Mixed Companies undertaking green field projects.

New Rates vs. Previous Rate:
apples to apples comparison

	New Law Rates (applied on oil production ***net of in-kind royalty***)		**New Effective Rates *on Gross Production,*** (assuming current 30% in-kind royalty payment continues)	**Previous Rates** (applied on **Gross Production**)
For the difference between the Venezuelan Budget oil price and $70/BBL	20%	x 70% →	**14%**	**0%**
For the difference between $70/BBL and $90/BBL	80%	x 70% →	**56%**	**50%**
For the difference between $90/BBL and $100/BBL:	90%	x 70% →	**63%**	**50%**
For the portion above $100/BBL:	95%	x 70% →	**67%**	**60%**

(1) The Venezuelan Ministry of Energy and Petroleum is still to provide explanation and interpretation of several issues related to the implementation of the WPT. This information represents Harvest's interpretation of the new Legislation as of this date, based on the information available at this time.

NYSE: HNR www.harvestnr.com 9

Petrodelta Margins NYSE: HNR www.harvestnr.com 10 WTI = $79.43 The Venezuelan Ministry of Energy and Petroleum is still to provide explanation and interpretation of several issues related to the implementation of the WPT. This information represents Harvest's interpretation of the new Legislation as of this date, based on the information available at this time. The cash margin sensitivities use the Q1 2011 costs and price relative differentials. The Q1-2011 margin example under the new WPT Law uses the Q1-2011 actual effective income tax rate. The other cash margin sensitivities use the statutory 50% income tax rate in the income tax calculation. Cash Margin Impact: -14% Cash Margin Impact: -10% Cash Margin Impact: -2%

Petrodelta Production NYSE: HNR www.harvestnr.com 11 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1 /2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 1/1/2008 2/1/2008 3/1/2008 4/1/2008 5/1/2008 6/1/2008 7/1/2008 8/1/2008 9/1/2008 10/1/2008 11/1/2008 12/1/2008 1/1/2009 2/9/2009 3/9/2009 4/9/2009 5/9/2009 6/9/2009 7/9/2009 8/9/2009 9/9/2009 10/9/2009 11/9/2009 12/9/2009 1/9/2010 2/9/2010 3/9/2010 4/9/2010 5/9/2010 6/9/2010 7/9/2010 8/9/2010 9/9/2010 10/9/2010 11/9/2010 12/9/2010 1/9/2011 2/9/2011 3/9/2011 4/9/2011 5/9/2011 6/9/2011 7/9/2011 8/9/2011 9/9/2011 10/9/2011 11/9/2011 12/9/2011 22 21 20 21 21 20 19 20 22 26 26 28 31 27 26 24 23 23 24 22 21 21 23 22 21 22 20 20 20 20 19 19 19 18 18 18 16.92 16.56 16.58 14.86 14.15 15.02 14.73 14.66 13.9 13.36 13.08 12.97 14.3 12.40060714 12.20932258 11.27073333 12.47403226 13.83106667 14.33732258 14.85883871 15.06319355 15.3683871 14.414 14.93367742 14.78 14.61 14.31 15.62 15.26 14.93 13.802 15.819 13.95 12.13 12.22 12.57 12.62922581 12.42478571 15.5713871 13.289 13.823 13.354 12.893 12.48 12.24 11.92 11.36 12.55 12.44 13.501 12.64 13.99 12.87 12.73 1.299392857 1.190677419 0.929266667 1.025967742 1.268933333 1.442677419 1.64116129 1.436806452 1.831612903 1.986 2.466322581 2.63 4 7.11 6.48 7.79 6.06 6.065 5.638 7.99 11.83 11.76 10.07 9.345741935 7.440892857 7.838096774 7.56 7.683 8.125 11.026 11.96 11.73 12.36 14.87 15.82 16.132 15.476 15.94 16.87 16.69 18.57 0 0 0 0 0 0 0 2 2 2 2 2 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1 1 1 1 1 1 1 2 2 2 2 2 2 2 2 1 1 1 1 1 1 1 1 1 1 1 1 1 2 2 2 2 2 2 2 2 2 2 2 2 2 3 3 3 3 3 Outlook 31.311 33.44 34.48 35.87 37.49 39.03 40.87 # of Drilling Rigs New Fields SMU Production Outlook First 10 days of July 2011 35 MBPD 2004 2005 2006 2007 2008 2009 2010 2011 Conversion Process 2011 Outlook 33,300 BOPD average full year 29,700 BOPD in H1 2011 Capital approx.: $200 million Temblador and El Salto Infrastructure 3 rigs for development and appraisal wells Third Rig will be available in August 24 new oil wells June 2011 31 MBPD

Petrodelta Resource Base NYSE: HNR www.harvestnr.com 12 At December 31, 2010 Six fields with 9.1 billion barrels OOIP 50.0 million BOE net Proven, 171 million BOE net Probable and Possible 2011 Drilling Program at El Salto, Temblador and Isleno fields will continue to drive reserve additions Dec 2010 Reserve Report increases 2P oil and gas reserves 24% vs. Dec 2009 Ryder Scott reserve report @ 12/31/2010 WTI = $79.43/BBL, Venezuela oil price = $70.43/BBL (Net to Harvest Natural Resources) Net Resource Base* Proved Probable Possible Oil, MMBBL 41.7 51.0 111.6 Gas, BCF 50.0 15.4 32.4 Total, MMBOE 50.0 53.6 116.9 Proved 2P 3P Reserves (MMBOE) * 50.0 103.6 220.6 After - Tax PV10 ($MM): As of 12/31/2010: 585 1,102 2,124 After WPT change (1) 505 947 1,826 Per BOE (1) $10.10 $9.14 $8.28 Relative to December 2009: Oil Reserve Replacement: 305% Proven Oil reserves up 10% Probable Oil reserves up 46% 2P Oil Reserves up 27% * Net to HNR after 33.33% royalty. (1) Includes the new Windfall Profit Tax. The impact of the Windfall Profit Tax change has been calculated based on HNR's current understanding of the new legislation. The Venezuelan authorities have yet to clarify some issues related to the implementation of the tax.

Isleño Field

HARVEST

Isleño tie-in to Uracoa Field


Uracoa
UM-1
UM
7 km line
Phase 1
Export
Lines
Isleño North
ILM-8 2011 1,800 BOPD
15.5 API
Isleño South
0 1 2 3 4 5km
Phase 2

- **ILM-8 drilled in Feb 2011 confirms API and demonstrates productivity of horizontal vs. vertical wells originally tested in 1950's**
- **ILM-8 Well Results**
  - Pilot hole and horizontal well drilled in Feb 2011
  - Identified free gas cap
  - IP = Oil Rate 1,800 BOPD compared to 93 to 144 BOPD from 50's vertical wells
  - 15.5 API, no diluent required

- **Nearby Infrastructure at Uracoa Enables Rapid Development**
  - Existing Uracoa processing plants will enable rapid development of the Isleño Field
  - Oil production from ILM-8 is currently being transported by trucks to UM-2
  - Engineering underway for a 7 km multiphase line to Uracoa
  - Second phase to include extension of line to Isleño South and full development of the Isleño North

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Indonesia Budong-Budong NYSE: HNR www.harvestnr.com 747,862 acre PSC, Onshore West Sulawesi, Indonesia 64.4% interest Thrust fold belt Several oil and gas surface seeps present 2011 Work Program Exploration drilling 2 wells in separate sub-basins LG-1 P&A, gas and oil KD-1 in progress Independent thrust folded anticlines Stacked targets - potential reservoirs in Miocene and Eocene clastics 50-180 MMBBL each Additional multiple leads and prospects identified Appraisal/exploration well activity planned in 2012 2011 Well Locations LG-1 KD-1 14

LG Well Status NYSE: HNR www.harvestnr.com 15 Well Results Primary Eocene Target Not reached, presence/quality still untested No wells have yet successfully drilled to Eocene in West Sulawesi Secondary Miocene Target Encountered multiple oil & gas shows Thicker Miocene section Significant overpressure encountered Confirmed presence of hydrocarbons Confirmed trap effectiveness De-risked exploration play LG-1 Gas Flare

LG-1 Well Results NYSE: HNR www.harvestnr.com 16 LG-1 9 5/8" csg 7" csg 13 3/8" csg

Budong-Budong Second Exploration Well Karama KD-1 Prospect NYSE: HNR www.harvestnr.com 17 KD-1 spud on June 20th, 2011 Eocene thrust play with stacked targets: Primary Target: Eocene Good seismic response in Eocene and good amplitudes at Intra-Eocene level Close proximity to source rock kitchen Top Eocene Prospect Intra-Eocene1 Prospect Intra-Eocene2 Prospect Intra-Eocene3 Prospect Lumu River KD-1 Drilling Location Unrisked Prospective Resources(MMBBL) Unrisked Prospective Resources(MMBBL) Unrisked Prospective Resources(MMBBL) Mean P10 P90 Eocene (Primary Target) 118 219 37 Intra-Eocene 1 52 93 16 Intra-Eocene 2 180 330 62

Gabon - Dussafu NYSE: HNR www.harvestnr.com 18 680,000 acre PSC, Offshore Gabon 66.667% operated interest Proven hydrocarbon system Existing discoveries on license area Prospectivity identified at multiple levels Post-Salt Pre-Salt Gamba Pre-Salt Syn-Rift 2011 Work Program Exploration drilling: Drill the Ruche well to test the Gamba reservoir Deepen to test the Dentale reservoir Appraisal sidetrack to test extent of the Ruche Gamba discovery Possible second exploration well at the Tchibobo prospect Additional multiple prospects identified Impact of Ruche discovery on remaining Prospect Inventory Ruche reservoir and development studies 2011 Ruche Well DRM-1

Dussafu Well: Ruche Marine-1 NYSE: HNR www.harvestnr.com 19 Spud April 28, 2011 Pre-salt play with stacked targets Status 55 feet of pay in a 90 foot oil column in the Gamba reservoir Deepened to the Dentale reservoirs Appraisal sidetrack to test the extent of the Gamba accumulation Gamba Depth Structure Map Ruche Marine-1 Ruche Marine-1 NE SW Gamba Dentale

Ruche Resource Exposure (Pre-Drill) NYSE: HNR www.harvestnr.com 20 Gamba Middle Dentale Upper Dentale Upper Dentale Middle Dentale Ruche Marine-1 Gamba Unrisked Prospective Resources(MMBBL) Unrisked Prospective Resources(MMBBL) Unrisked Prospective Resources(MMBBL) Mean P10 P90 Gamba* (Primary Target) 26 48 8 Upper Dentale 26 55 5 Middle Dentale 25 53 5 Lower Dentale 13 28 2

Oman - Al Ghubar/Qarn Alam NYSE: HNR www.harvestnr.com 21 956,000 acre EPSA, Onshore Oman 100% operated interest (Oman Oil has a 20% back) Large Paleozoic gas and condensate play in Ghaba Basin beneath shallow oil fields Proximal to infrastructure for domestic and LNG markets with off-take guaranteed by the Omani government 2011 Work Program Interpretation of reprocessed PSDM 3D seismic Prospect definition Submitted 2 Exploration well proposals Well planning Drilling 4th Quarter 2011 Offset by Barik, Saih Rawl and Saih Nihayda gas condensate fields containing gas and condensate reserves in excess of 18 TCF and 0.5 billion barrels respectively

Oman - Al Ghubar/Qarn Alam NYSE: HNR www.harvestnr.com 22 12 prospects evaluated for Barik and Miqrat reservoirs 5.7 TCF mean Resource Potential 2 Exploration wells 2011/2012 Mafraq South - mean resource 255 MMBOE Al Ghubar North - mean resource 254 MMBOE

Mafraq Resource Exposure www.harvestnr.com 23 Gas and Condensate Unrisked Prospective Resources(MMBOE) Unrisked Prospective Resources(MMBOE) Unrisked Prospective Resources(MMBOE) Gas and Condensate Mean P10 P90 Barik (Primary Target) 198 347 78 Miqrat 57 98 23 NYSE: HNR Mafraq South-A MFS-A Well Location

Al Ghubar Resource Exposure www.harvestnr.com 24 Gas and Condensate Unrisked Prospective Resources(MMBOE) Unrisked Prospective Resources(MMBOE) Unrisked Prospective Resources(MMBOE) Gas and Condensate Mean P10 P90 Barik (Primary Target) 214 395 70 Miqrat 40 79 10 NYSE: HNR Al Ghubar North - A AGN-A Well Location

China - WAB - 21 NYSE: HNR www.harvestnr.com 25 6.2 million acres, Offshore South China Sea 100% operated interest (CNOOC has 51% back in) Oil and Gas discoveries being developed and produced in adjacent acreage All elements of proven petroleum system to the West are present in WAB-21 Subject to territorial dispute between China and Vietnam

2011 Program NYSE: HNR www.harvestnr.com 26

Share Price Relative to Value NYSE: HNR www.harvestnr.com 27 Further near-term exploration in Indonesia, Gabon and Oman $205 million in cash proceeds from the Antelope sale will fund exploration Venezuela Petrodelta running rigs, growing production and reserves, reducing costs $192 million gross CFO in 2010 $19.6 million cash dividend declared in 2010 to Harvest to Harvest to Harvest to Harvest to Harvest to Harvest to Harvest to Harvest to Harvest to Harvest to Harvest to Harvest to Harvest to Harvest to Harvest to Harvest to Harvest EXPLORATION UPSIDE PD POSSIBLE PD PROVEN PD PROBABLE NET CASH (as of 03/31/11) AND UTAH NET PROCEEDS Value Drivers

Why Invest in Harvest?

HARVEST

- Demonstrated ability to generate value through exploration
- 2011 exposure to high-potential exploration prospects in Indonesia, Gabon and Oman
- Strong Balance Sheet and Organization
- Significant Valuation Gap
  - Current EV equates the PV22 of Petrodelta's 2P alone, using a Petrodelta Oil price of $70.43/BBL
  - Petrodelta CFO funding strong growth in production
  - Significant weight towards oil relative to our peers
  - Near term exploration catalysts
- Commitment to Long Term Shareholder Value

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